EXHIBIT 32.1

LIFEPOINT HOSPITALS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of LifePoint Hospitals, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William F. Carpenter III, Chief Executive Officer and Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) To the best of my knowledge information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                      /s/ William F. Carpenter III

                                                                                       William F. Carpenter III

                                                                                       Chief Executive Officer and

                                                                                       Chairman of the Board of Directors

Date: October  24, 2014